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                                                                  Exhibit 10.5*


                         SOFTWARE DEVELOPMENT AGREEMENT

      This Software Development Agreement ("Agreement") having an Effective Date of March 9, 1994 is made between Canon Computer Systems, Inc., a California corporation, with offices at 2995 Red Hill Avenue, Costa Mesa, California 92626 (hereinafter called "CCSI") and Pencom Systems Incorporated, a New York corporation, with offices at 150 Broadway, New York, New York 10038 (hereinafter called "PENCOM").

      WHEREAS, PENCOM possesses certain technical information and know how relating to the development of software systems based on object oriented technology;

      WHEREAS, CCSI desires to retain PENCOM to use its technical information and know how to develop a wholesale distribution system for tracking CCSI's imports and exports, monitoring inventory, processing customer orders, tracking distribution of CCSI products, and generating sales and marketing reports.

      WHEREAS, PENCOM desires to perform such services and develop the Deliverables in accordance with the terms and conditions of this Agreement;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1. DEFINITIONS.

      1.1. "Software Project" shall mean the efforts undertaken by PENCOM to develop new software and related Deliverables under the terms and conditions of this Agreement and in accordance with the schedule and at prices set forth in
Section 4 of this Agreement.

      1.2. "Software Package" shall mean the design, development and implementation of the NeXTSTEP software to be developed for CCSI pursuant to the efforts undertaken by PENCOM as set forth in Section 2 and shall include all Pre-Existing Software used therein.

      1.3. "Specifications" shall mean the technical criteria for the Software Package set forth in Attachment A to this Agreement.

      1.4. "Intellectual Property Rights" shall mean all inventions, trade secrets, know-how, developments, improvements, results, data, designs, computer programs/software and other information in any form, patentable or unpatentable, patented or unpatented, copyrighted or uncopyrighted, copyrightable or not, which


* Confidential treatment is requested for certain portions of Exhibit 10.5 pursuant to Rule 406 under the Securities Act of 1933. The portions of
  Exhibit 10.5 which have been omitted are denoted by an asterisk [*]. The omitted portions of Exhibit 10.5 have been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933.


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are conceived, created, written, developed, reduced to practice, acquired, owned or controlled by PENCOM pursuant to this Agreement.

      1.5. "Deliverables" shall mean any and all tangible products developed by PENCOM for CCSI under this Agreement, including all object diagrams, functional specifications, prototypes, class libraries, the "source" code and object code for the Software Package, and all necessary documentation. The Deliverables shall be provided in three phases. A list of all Phase One and Phase Two Deliverables is set forth in Attachment A to this Agreement. A list of Phase Three Deliverables shall be provided by PENCOM on or before the date given in
Section 4.1 of the Agreement as the conclusion of Phase Two of the Software Project.

      1.6. "Phase Three Amendment" shall mean the amendment to this Agreement between the parties stating the schedule, fees, and certain other terms of Phase Three of the Software Project.

      1.7. "Pre-Existing Software" shall mean any of PENCOM's proprietary software products existing as of the date of this Agreement necessary for the development, implementation and use of the Software Package, including any third party software licensed to PENCOM for use in its products and any software in the public domain, and listed as an attachment to the Phase Three Amendment.

      1.8. "Alpha-Test Version" shall mean the Phase Three Deliverables for each module of the Software Package except for the user's manual that will implement all features and functions of the module but may contain minor errors in the execution of the functions.

2. SCOPE OF SERVICES.

      PENCOM will perform the Software Project and develop the Software Package. As set forth in Section 6 of this Agreement, CCSI will own all Deliverables.

      2.1. Phase One of the Software Project. On or before the date given in
Section 4.1 of the Agreement as the conclusion of Phase One of the Software Project, PENCOM shall provide CCSI with all Phase One Deliverables.

      2.2. Phase Two of the Software Project. On or before the date given in
Section 4.1 of the Agreement as the conclusion of Phase Two of the Software Project, PENCOM shall provide CCSI with all Phase Two Deliverables.

      2.3. Phase Three of the Software Project. Subject to CCSI's acceptance of the Phase One and Two Deliverables and the parties' executing the Phase Three Amendment, PENCOM will develop the agreed-upon Phase Three Deliverables using generally accepted programming techniques. To the extent that some specific


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requirements for the Software Package may not be known at this time, PENCOM will endeavor to provide flexibility in the Phase Three Deliverables to be able to meet these requirements. PENCOM will deliver each Alpha-Test Version and the final Phase Three Deliverables, including the object code, the source code, system and user documentation, by the dates specified in the Phase Three Amendment. System documentation, including source code documentation, will be completed to a level sufficient for a skilled programmer to adequately support the Deliverables. User documentation shall describe screens, menus, and functions of the Software Package and shall be adequately indexed to serve as a reference manual.

      2.4. Support, Training, Maintenance, Upgrades, and Special Projects. For a period of one (1) year after CCSI's final acceptance of all the Phase Three Deliverables pursuant to Section 3.4 of the Agreement ("the Warranty Period"), PENCOM will provide CCSI with corrections to reproducible defects for the Software Package at no charge. Specific support, training and maintenance requirements and fees will be addressed in the Phase Three Amendment or in subsequent amendments to this Agreement. At CCSI's request, PENCOM also agrees to assist in developing upgrade plans and to use commercially reasonable efforts to cause the Software Package to remain compatible with the NeXTSTEP platform and the Oracle interface, including new versions of, or new models replacing, the NeXTSTEP platform and the Oracle interface, and to provide CCSI with testing assistance to certify such compatibility. Such upgrades and special projects requested by CCSI will be performed at the development rates specified in
Section 4.5.

      2.5. Progress. During this Agreement, PENCOM shall keep CCSI informed of its progress on the Software Project and shall promptly notify CCSI in the event of any anticipated delay in the Schedule as set forth in Section 4 or the Phase Three Amendment.

3. ACCEPTANCE.

      3.1. Phase One Deliverables. CCSI will have thirty (30) days from its receipt of the Phase One Deliverables to evaluate them and specify any changes or modifications needed prior to the commencement of Phase Two. In the event that CCSI determines that the Phase One Deliverables are inadequate, CCSI may elect in writing to terminate this Agreement as set forth in Section 12.2 of the Agreement and shall specify in writing the grounds why such Phase One Deliverables are inadequate, except that PENCOM shall be limited to ten (10) days to cure any breach of the Agreement under this section. CCSI's acceptance shall not be unreasonably withheld and shall be based on the completeness, quality, and timeliness of the Phase One Deliverables.


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      3.2. Phase Two Deliverables. CCSI will have thirty (30) days from the receipt of the Phase Two Deliverables to evaluate them and specify changes or modifications to the Specifications that PENCOM will incorporate in the design of the Phase Three Deliverables. In the event that CCSI determines that the Phase Two Deliverables are inadequate, CCSI may elect in writing to terminate this Agreement as set forth in Section 12.2 of the Agreement and shall specify in writing the grounds why such Phase Two Deliverables are inadequate, except that PENCOM shall be limited to ten (10) days to cure any breach of the Agreement under this section. CCSI's acceptance shall not be unreasonably withheld and shall be based on the completeness, quality, and timeliness of the Phase Two Deliverables.

      3.3. Alpha-Test Version Acceptance. PENCOM shall deliver to CCSI two (2) copies of the Alpha-Test Version for each Software Package module by the dates specified in the Phase Three Amendment. CCSI shall have thirty (30) days thereafter in which to evaluate each Alpha-Test Version and accept or reject it in writing. In the event CCSI rejects an Alpha-Test Version, CCSI shall specify in writing the grounds for the rejection and PENCOM shall use its best efforts to make it Alpha-Test Version conform with the applicable Specifications set forth in Attachment A as soon as possible. PENCOM shall continue to use its best efforts to make the Alpha-Test Version conform to the applicable Specifications set forth in Attachment A and acceptable to CCSI until CCSI accepts the Alpha-Test Version or elects in writing to terminate this Agreement as set forth in Section 12.2 of the Agreement. CCSI's acceptance of each Alpha-Test Version shall not be unreasonably withheld.

      3.4. Final Acceptance. PENCOM shall deliver to CCSI two (2) copies of the Phase Three Deliverables by the date specified in the Phase Three Amendment. CCSI shall have ninety (90) days thereafter in which to evaluate them and accept or reject them in writing. In the event that CCSI rejects them, CCSI shall specify in writing the grounds for the rejection and PENCOM shall use its best efforts to make them conform with the Specifications as soon as possible. PENCOM shall continue to use its best efforts to make the Phase Three Deliverables conform to the Specifications and acceptable to CCSI until CCSI accepts the Phase Three Deliverables or terminates this Agreement as set forth in Section
12.2 of the Agreement. CCSI's acceptance shall not be unreasonably withheld.

4. SCHEDULE AND FEES.

      4.1. Schedule. Performance of the services will conform to the following schedule:

            PENCOM will commence Phase One of the Software Project no later than March 15, 1994;


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            The Phase One Deliverables shall be submitted to CCSI for approval under Section 3.1 no later than April 26, 1994;

            PENCOM will commence Phase Two of the Software Project no later than May 2, 1994;

            The Phase Two Deliverables shall be submitted to CCSI for approval under Section 3.2 no later than June 20, 1994; and

            PENCOM will commence Phase Three of the Software Project no later than June 27, 1994.

The dates set forth above are subject to adjustment based on the application of
Section 4.7 of this Agreement. The Phase One and Two Deliverables will be completed according to the schedules provided in Attachment B to this Agreement.

      4.2. Payment of Fees for Phase One of the Software Project. CCSI will pay to PENCOM the sum of $95,000 for the Phase One Deliverables based on the following schedule:

            $47,500 upon the execution of this Agreement; and

            $47,500 upon CCSI's acceptance of the Phase One Deliverables.

      4.3. Payment of Fees for Phase Two of the Software Project. CCSI will pay to PENCOM the sum of $115,000 for the Phase Two Deliverables based on the following schedule:

            $57,500 upon PENCOM's commencement of Phase Two of the Software Project; and

            $57,500 upon CCSI's acceptance of the Phase Two Deliverables.

      4.4. Payment of Fees for Phase Three Deliverables. The fees for Phase Three of the Software Project and the payment schedule for such fees will be set by the Phase Three Amendment.

      4.5. Payment of Fees for Upgrades and Special Projects. For all upgrades and special projects not otherwise provided free of charge under this Agreement, such upgrades and projects shall be performed at PENCOM's discounted rates as listed in Attachment C to this Agreement.


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      4.6. Payment of Fees for Expenses. CCSI shall be billed separately for all reasonable and necessary travel, meal and lodging expenses directly associated with PENCOM's provision of on-site development and training services to CCSI. CCSI shall not be responsible for any expenses incurred in violation of PENCOM's travel and entertainment policy, attached as Attachment D to this Agreement.

      4.7. Phase and Payment Overlap. Upon completion of each phase of the Software Project and upon CCSI's receipt of the Deliverables for that phase, PENCOM is authorized to begin the next phase of the Software Project unless:

            (1)   CCSI has notified PENCOM to delay startup of the next phase;
                  or

            (2) PENCOM has not received the startup payment for the next phase.

If either (1) or (2) above occur and CCSI notifies PENCOM that there will be a delay between phases of more than one (1) week, then PENCOM shall have the right to reassign its employees and independent contractors on a short-term project for up to two (2) weeks between the applicable phases, and the schedule specified in Section 4.1 of this Agreement will be adjusted accordingly.

5. CONFIDENTIALITY AND EXCLUSIVITY.

      5.1. CCSI Information. In connection with this Agreement, CCSI has provided and shall provide PENCOM with certain information that is proprietary and confidential to CCSI and necessary or useful for PENCOM to perform its services.

      5.2. Confidentiality. The term "Confidential Information" as used herein shall mean any information disclosed by CCSI to PENCOM pursuant to Section 5.1 above in a written or other tangible form clearly identified as being confidential. Oral or visual information shall not be considered as Confidential Information unless it is designated confidential at the time of oral or visual disclosure and reduced to a writing clearly marked as being confidential that is sent to PENCOM by CCSI within thirty (30) days after such oral or visual disclosure. For the purpose of this Agreement, any Deliverable shall be deemed Confidential Information.

      5.3. Treatment of Confidential Information. During this Agreement and thereafter, PENCOM shall keep the Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation outside PENCOM, nor use the same for any purpose other than performing the Agreement. In addition, PENCOM agrees to safeguard the Confidential Information by restricting its internal dissemination to only those employees within PENCOM having a need to know the Confidential Information for purposes of this Agreement. PENCOM has full


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responsibility to ensure that all employees who are given access to the
Confidential Information maintain the confidentiality of the Confidential Information, whether or not such employees continue to be employees of PENCOM. Notwithstanding the limitations of Section 5.3, PENCOM may disclose Confidential Information to such independent contractors that PENCOM hires for the specific purpose of working on the Software Project, provided such persons have signed the Independent Contractor Agreement attached as Attachment E. PENCOM has full responsibility to ensure that all independent contractors who are given access to the Confidential Information maintain the confidentiality of the Confidential Information, whether or not such independent contractors continue to be engaged by PENCOM.

      5.4. Exceptions to Treatment of Confidential Information. Notwithstanding
Section 5.3 above, PENCOM shall have no confidential obligation and no use restriction hereunder with respect to any Confidential Information that:

            (1) is already known to PENCOM at the time of disclosure thereof as evidenced by written records;

            (2) is or becomes publicly known through no wrongful act of PENCOM at or subsequent to the time of disclosure thereof; or

            (3)   is permitted for release by prior written consent of CCSI.

      5.5. Tangible Embodiments. Any and all written or tangible embodiments of information disclosed to PENCOM by CCSI hereunder shall be and remain the property of CCSI, and PENCOM agrees promptly to return such tangible embodiments, including any copy thereof, to CCSI upon completion of this Agreement.

      5.6. PENCOM Information. It is understood that CCSI does not desire to receive any confidential information from PENCOM and accordingly, with respect to any information provided by PENCOM, including all Deliverables, CCSI shall have no confidential obligation and no use restriction and CCSI may freely use such information for any purpose without restriction, including taking the information and/or Deliverables to a third party for completion or modification of a software object technology-based system based on the information contained in the Deliverables.

      5.7. Intellectual Property. Except to the extent necessary to perform PENCOM's obligations hereunder, no license or right, expressed or implied, is hereby conveyed or granted to PENCOM for any invention, patent application, patent, copyright, know how, trade secret or other intellectual property of CCSI.


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      5.8. Trademarks. No license or right, expressed or implied, is hereby conveyed or granted to PENCOM to use any trademark of CCSI in any advertising, marketing, or distribution of the Deliverables by PENCOM, without the prior express written consent of CCSI.

      5.9. Enforcement. PENCOM understands and agrees that the obligations and restrictions provided herein are necessary and reasonable in order to protect the business of CCSI, and CCSI would be irreparably harmed by any breach or threatened breach hereof. In addition to any other remedies available for breach thereof, CCSI shall be entitled to obtain injunctive relief against a threatened breach or continuation of any such breach, without the necessity of providing actual damages.

6. OWNERSHIP.

      6.1. Works Made for Hire. All Intellectual Property Rights embodied in the Deliverables are hereby assigned to and shall be the property of CCSI. All copyrightable subject matter included in the Deliverables shall be owned exclusively by CCSI and shall be deemed works made for hire for purposes of the U.S. Copyright Act. PENCOM also agrees to cooperate with CCSI in preparing and/or executing any necessary documents required for the filing of applications covering the foregoing Intellectual Property Rights.

      6.2. Assignment of Ownership. If any copyrightable subject matter in the Deliverables shall be determined not to be a work made for hire or if ownership of all right, title, and interest of copyrights therein shall not otherwise be deemed to vest exclusively in CCSI, PENCOM without additional compensation shall forthwith assign to CCSI the ownership of all such subject matter together with all rights arising from such copyright ownership, including works created by independent contractors hired for the Software Project, and CCSI shall have the right to register in its own name all copyrights therein. PENCOM further agrees to deliver to CCSI assignments of any and all Intellectual Property Rights in a form satisfactory to CCSI and its legal counsel.

      6.3. Inventions. Any new or improved idea, design, concept, or other invention made or developed solely by PENCOM, its employees, and its independent contractors or jointly with CCSI in the course of creation of the Deliverables shall be promptly disclosed to CCSI by PENCOM in a complete disclosure. At CCSI's option, a complete written disclosure on any such idea, design, concept or other invention will be provided to it by PENCOM at an agreed upon hourly or daily rate after an estimate and approval of such expense is obtained. PENCOM assigns to CCSI all right, title and interest in and to any such invention, together with the right to file patent applications with respect thereto in any country. PENCOM shall, upon the request of CCSI, execute all such other


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instruments and documents as CCSI may reasonably request in connection therewith.

      6.4. License of Pre-Existing Software. PENCOM will grant to CCSI a royalty-free, irrevocable, worldwide right and license to use, maintain, execute, reproduce, display, perform, modify, and sublicense all Pre-Existing Software not already in the public domain necessary for the implementation and use of the Software Package.

      6.5. Limited License of Software Package. Based on terms and conditions to be negotiated in the Phase Three Amendment to this Agreement (including but not limited to the payment of royalties) and subject to the parties executing the Phase Three Amendment and CCSI's acceptance of the Phase Three Deliverables, CCSI will grant to PENCOM the worldwide right and license to use a functionality, structure, sequence, or organization similar to that contained in the Software Package in developing software for third parties where PENCOM performs such development without reference to the Software Package. Notwithstanding the foregoing grant, PENCOM shall not use a functionality, structure, sequence, or organization similar to that contained in the Software Package to perform any consulting services or develop any software for third parties engaged in, or about to become engaged in, research and development, production, marketing, distribution, selling, or leasing of products or services in the fields of computers and computer peripherals. This restriction shall commence on the Effective Date of this Agreement and shall expire (a) at the end of Phase Two if the parties do not execute a Phase Three Amendment; (b) on the third year anniversary of CCSI's final acceptance of the Phase Three Deliverables; or (c) on the first anniversary of CCSI's termination of this Agreement under Section 12.2 due to Pencom's failure to deliver conforming and acceptable Phase Three Deliverables.

7. WARRANTIES.

      7.1. Warranties and Representations of CCSI. CCSI represents and warrants to PENCOM that it has the authority to authorize PENCOM to perform the Software Project and develop the Deliverables.

      7.2. Warranties and Representations of PENCOM. PENCOM represents and warrants (a) that it has the right to disclose and make available to CCSI all Pre-Existing Software; (b) that it has the right to grant all rights granted to CCSI herein; (c) that the Deliverables and the Software Package will not infringe any patent, copyright, trademark or trade secret or other proprietary right of any person; (d) that it will not use any trade secrets or confidential or proprietary information owned by any third party in developing the Deliverables and Software Package; and that neither PENCOM nor any company or individual developing the Deliverables and Software Package pursuant to this Agreement is under any obligation to assign or give any work done under this Agreement to any third party. PENCOM warrants (a) that all people working on the Software Project will be (i) employees whose


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normal duties include the functions they will perform on the Software Project or
(ii) independent contractors who have signed the Independent Contractor
Agreement attached hereto as Attachment E, and (b) that it will perform its obligations under this Agreement in accordance with all applicable laws.

      7.3. Warranties of Performance of the Software Package. During the Warranty Period, PENCOM warrants that the Software Package will conform to and perform according to the Specifications, operate within the system performance parameters (to be provided by PENCOM as a Phase Two Deliverable) and to operate in the technical environment specified in Attachment F to this Agreement. PENCOM will correct any nonconformities, errors or discrepancies in the Software Package that are identified by CCSI or by PENCOM during this warranty period as soon as possible after CCSI informs PENCOM of any breach of this warranty.

      7.4. Limitation of Warranties. OTHER THAN THE WARRANTIES GIVEN IN SECTIONS
7.2 AND 7.3 OF THIS AGREEMENT, PENCOM MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, AND ALL OTHER WARRANTIES, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. IN NO EVENT SHALL EITHER PARTY, OR ITS DIRECTORS, OFFICERS, EMPLOYEES AND/OR CONSULTANTS BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION ANY CLAIMS FOR LOST PROFITS OR LOST SAVINGS, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8. RECRUITING SERVICES.

During Phase Two of the Software Project, CCSI, at its sole option, may engage PENCOM to recruit NeXTSTEP developers for employment by CCSI beginning with the start of Phase Three. If CCSI engages PENCOM to recruit on its behalf, PENCOM shall use its best efforts to perform such recruiting services on the following terms and conditions:

      8.1. PENCOM's sole fee for its recruiting services shall be in the amount equal to twenty-five percent (25%) of any hired candidate's first year salary, exclusive of any bonuses.

      8.2. PENCOM shall not solicit or recruit from CCSI.

      8.3. No candidate shall be referred to CCSI until he or she has been personally interviewed by PENCOM, thoroughly screened and determined appropriate as a referral to CCSI. To be an appropriate referral, the candidates must meet the requirements set by CCSI and provided to PENCOM at a later date.


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      8.4. PENCOM shall not withhold candidate information which CCSI would reasonably consider essential to its hiring decision.

      8.5. Candidates shall be referred only with the candidates' express prior consent.

      8.6. Neither PENCOM nor any of its employees shall ever discriminate in the provision of PENCOM's recruiting services on the basis of race, creed, color, national origin, religion, sex, marital status, affectional preference, handicap, age or any other legally proscribed criteria.

      8.7. Fees will be due and payable as follows: fifty percent (50%) within thirty (30) business days of the hired candidate's start date and fifty percent (50%) within thirty (30) business days of the four (4) month anniversary of the hired candidate's start date. Notwithstanding the payment schedule of this section, no payments for recruiting services shall be due from CCSI to PENCOM until CCSI has received a written invoice from PENCOM for such services.

      8.8. Should the hired candidate leave voluntarily or be dismissed by CCSI for any reason within four (4) months of the start date, PENCOM shall be given thirty (30) days to refill the position at no additional cost to CCSI. Should PENCOM be successful in providing an acceptable replacement within the thirty
(30) day period, PENCOM may retain the full fee. Should PENCOM be unsuccessful in providing an acceptable replacement, PENCOM shall refund the fee.

      8.9. Should the hired candidate leave voluntarily or be dismissed by CCSI for any reason after four (4) months of employment but prior to completing eight
(8) months of employment, PENCOM shall be given thirty (30) days to refill the position at no additional cost to CCSI. Should PENCOM be successful in providing an acceptable replacement within the thirty (30) day period, PENCOM may retain the full fee. Should PENCOM be unsuccessful in providing an acceptable replacement, PENCOM shall refund fifty percent (50%) of the fee.

      8.10. CCSI shall be under no obligation to hire candidates referred by PENCOM, and shall be free to recruit candidates either on its own or through the use of other recruiters.

9. NON-SOLICITATION.

      9.1. Restriction. Subject to the exceptions contained in Sections 9.2 and
9.3 of this Agreement, during the term of this Agreement and for a period of six
(6) months thereafter, neither party shall solicit for employment or employ, directly or


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indirectly, whether as an employee, independent contractor or otherwise, any employee of the other.

      9.2. Exception for Recruiting. The non-solicitation restriction shall not apply to any employees recruited by PENCOM for employment by CCSI.

      9.3. Exception for Condition of Pencom. The non-solicitation restriction shall not apply in the event that PENCOM attempts to execute or executes an assignment for the benefit of creditors, PENCOM becomes or is adjudicated a bankrupt or insolvent, PENCOM admits in writing its inability to pay its debts generally as they become due, PENCOM files a petition under any federal or state bankruptcy, receivership, or debtor relief statute, PENCOM becomes the subject of an involuntary proceeding intending to discharge PENCOM's debts, or PENCOM's assets become the subject of any attachment, sequestration, or similar proceeding.

10. STAFFING.

      The parties recognize that the following PENCOM employees are essential for to PENCOM's performance of its obligations under this Agreement: Pat Motola, Vice President and General Manager; Chris Chauvin, Project Manager/Business Analyst; and Lorne Wilson, Lead Architect/Systems Analyst ("Key Employees"). Subject to the short-term exception contained in Section 4.7 of the Agreement, PENCOM agrees that, until CCSI has given its final acceptance of the Phase Three Deliverables pursuant to Section 3.4 of the Agreement, Mr. Chauvin and Mr. Wilson will work full time on the Software Project. The parties further agree that, should any of the Key Employees die, become incapacitated and unable to perform his normal duties for more than thirty (30) days, or terminates his employment with PENCOM, CCSI, at its sole discretion, may terminate the Agreement pursuant to Section 12.2 of the Agreement, provided that PENCOM first shall have an opportunity to locate a replacement satisfactory to CCSI within the thirty (30) day cure period established by Section 12.2.

11. ACCESS TO CCSI PERSONNEL AND FACILITIES.

      CCSI will provide PENCOM with access to appropriate personnel to provide the information needed by PENCOM to perform its obligations under this Agreement. While PENCOM employees and independent contractors are on-site, CCSI will provide offices and reasonable access to its existing computer systems, including all hardware and software described in Attachment F to this Agreement.

12. GENERAL.

      12.1. Timeliness of Performance. PENCOM understands that prompt development of the Deliverables hereunder is required by CCSI in order to meet its


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schedules and commitments. In the event that any anticipated or actual delays in meeting the deadlines specified in Section 4.1. are caused by the performance or failure to perform of any PENCOM personnel or any other cause within the reasonable control of PENCOM, PENCOM shall provide additional temporary personnel, as requested by CCSI and at no charge to CCSI, in order to complete the assignment involved in a timely manner. Neither party, however, shall be responsible for any delays that are not due to such party's fault or negligence or that could not reasonably have been foreseen or provided against.

      12.2. Termination. This Agreement shall commence on the Effective Date and shall continue in force thereafter until terminated in accordance with any of the sections of this Agreement, or until the date set by the Phase Three Amendment. This Agreement shall also terminate upon the bankruptcy or insolvency of either party. In the event of a material breach of this Agreement by either party, the other party may cancel this Agreement by giving thirty (30) days prior written notice thereof; provided that this Agreement shall not terminate if the party in breach has cured the breach of which it has been notified prior to the expiration of the thirty (30) days. Upon termination, any Deliverables (including drafts and works in progress) then in existence and not already in CCSI's possession shall be delivered to CCSI. The following sections of this Agreement shall survive completion or any termination of this agreement: 5, 6.4, 6.5, 9, 12.3, and 12.4.

      12.3. Indemnification. PENCOM shall indemnify CCSI and any person, or other entity who uses the Deliverables and/or Software Package and hold CCSI and such other entities harmless from any loss, claim, liability, costs or expenses (including attorneys' fees) or damage arising out of this Agreement to the extent that such loss, claim or damage is caused by the negligence or intentional acts of PENCOM or from PENCOM's breach of any term of this Agreement. In no event will PENCOM's liability exceed the total cumulative license, maintenance, consulting, and any other fees paid to PENCOM by CCSI under this Agreement or any amendments thereto as of the date such claim arose. This indemnity survives any termination of this Agreement.

      12.4. Infringement Indemnity. PENCOM shall, at its own expense, defend any suit instituted against CCSI which is based on an allegation that (a) the Software Package provided to CCSI hereunder infringes or violates any copyright or patent of any third party, (b) the Software Package contains, embodies or incorporates any trade secret or proprietary information of any third party, or
(c) the use, license or modification of the Software Package constitutes a violation of the trade secrets or proprietary rights of such third party, and shall indemnify, hold harmless and defend CCSI against any claim, loss, expense or judgment, including reasonable attorney's fees, which arises from any of the preceding allegations (a) through (c), provided that CCSI gives PENCOM prompt notice in writing of any such allegations and permits PENCOM through PENCOM's counsel to defend the same and gives

PENCOM all available information, assistance and authority to enable PENCOM to assume such defense. PENCOM shall be permitted to control the defense of any such suit, including appeals from any judgment therein and any negotiations for the settlement or compromise thereof, with authority to enter into a settlement or compromise with the prior written consent of CCSI, which will not be unreasonably withheld. PENCOM shall have the affirmative obligation to diligently and effectively defend against any such claim. If CCSI determines that PENCOM is not diligently and effectively defending against such a claim, CCSI shall have the absolute right and option to intervene in any such suit and participate or assume control of the defense of the suit but will not have any obligation to do so. In the event that any part of the Software Package is held to infringe or otherwise violate the rights of others and its use is enjoined, PENCOM shall promptly, at its option and expense, (a) procure for CCSI the right to continue providing such Software Package consistent with the terms of this Agreement, or (b) replace or modify such Software Package so that it no longer infringes or violates such rights, provided however, that any such replacements or modifications shall in no way lessen the functionality of the Software Package and it will continue to fully perform in accordance with the Specifications.

      12.5. Status of Parties. PENCOM is and shall at all times be an independent contractor and shall not be deemed an employee or agent of CCSI. Nothing in this Agreement shall be deemed to create a partnership or joint venture between the parties.

      12.6. Complete Agreement. This Agreement and the Attachments hereto contain the complete agreement between the parties and shall, as of the Effective Date hereof, supersede all other agreements, if any, between the parties relating to the performance of the Software Project and the development of the Deliverables. The parties stipulate that neither of them has made any representation with respect to the subject matter of this Agreement or the execution and delivery hereof except such representations as are specifically set forth herein. Each of the parties hereto acknowledges that it has relied on its own judgment in entering into this Agreement.

      12.7. Modifications. No modification, amendment, supplement to or waiver of this Agreement shall be binding upon on the parties hereto unless made in writing and duly signed by both parties.

      12.8. Waiver. A failure of either party to exercise any right provided for herein shall not be deemed a waiver of any right under this Agreement.

      12.9. Assignment. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the respective parties. PENCOM may not assign this Agreement in whole or in part, without the prior written consent of CCSI and any such attempted assignment shall be null and void, provided that PENCOM may contract with other parties to provide services hereunder subject to PENCOM's supervision, and provided further that PENCOM shall be liable for having such other parties bear the same obligations and restrictions of PENCOM contained herein and for securing CCSI's rights granted herein.

      12.10. Severability. In the event that any one or more of the provisions of this Agreement is unenforceable, the enforceability of the remaining provisions shall be unimpaired.

      12.11. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the substantive laws of the State of California.

      12.12. Notices. Any notice which either party desires or is obligated to give to the other party hereunder shall be in writing and delivered personally or sent by certified mail, postage prepaid and addressed to the last known address of the party which the notice is intended. As of the date hereof, any notice to be given to CCSI shall be addressed to:

      CCSI
      2995 Red Hill Avenue
      Costa Mesa, California 92626
      Attention: Bruce Nolan, Director, Information Systems

      CCSI
      2995 Red Hill Avenue
      Costa Mesa, California 92626
      Attention: Frederick O'Reilly, Vice President, Operations

      As of the date hereof, any notice to be given to PENCOM shall be addressed to:

      PENCOM Corporation
      9050 Capital of Texas Highway
      Austin, Texas 78759
      Attention: Pat Motola, Vice President and General Manager

      PENCOM Corporation
      9050 Capital of Texas Highway
      Austin, Texas 78759
      Attention: Chris Chauvin, Project Manager/Business Analyst

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed in duplicate by its duly authorized representative, to be effective as of the date(s) written below.


CCSI                                         PENCOM
Canon Computer Systems, Inc.                 Pencom Systems Incorporated


By: __________________________________       By: _______________________________
    Frederick O'Reilly                           Wade Saadi
    Vice President, Operations                   President


Date: ________________________________       Date: _____________________________

                                  Attachment A

I.    Specifications

      A. The code for the Software Package shall be written in the NeXTSTEP programming language. The Software Package will have an interface that runs in an Oracle environment.

      B.    [Additional details to be provided by Phase Three Amendment]

II.   Deliverables

      A.    Phase One

      1. Business Model: This document will identify the major business objects in the problem domain, their attributes, class hierarchy, and relationships. Pencom will use the Booch Object-Oriented Analysis Methodology to document these specifications and will include Booch class instance, process, and timing diagrams in sufficient detail to clearly convey the system requirements.

      2. Requirements Definition: This document will summarize the findings of the data gathering effort, prioritizing the major findings by level of perceived business impact. This document will be focused on defining the areas and problems to be addressed by the new system, the basic form that the functionality will take, and the return to be expected from the improvements.

      3. Data Dictionary: This document will define the data model elements used by the business. Included will be a listing of each data element, its type and size, and a description of the role and usage of the data element.

      4.    Implementation plan, including scope of development

      5.    Staffing Plan for CCSI

      6. Critical Component Prototype: A business-critical component of the target system (such as the order processing module) will be selected to be prototyped within a NeXTSTEP workstation environment. The Prototype will be used to propose user-interface techniques, to test and verify critical portions of the business model, and to demonstrate a limited subset of end-user functionality. It is expected that the Prototype will use a subset of real (but non-live) data.

B.    Phase Two

      1. System Model Definition: This document will expand on the set of objects defined in the Business Model Definition, mapping business objects into system objects. All critical system objects will be identified, including their attributes, class hierarchy, and relationships. These will include class, instance, and process and timing diagrams in sufficient detail to move directly into detailed design and implementation.

      2. System Architecture Document: This document will specify the underlying software and hardware architecture of the system, including hardware requirements, third-party software requirements, and the client/server distribution of functionality within the system. Additionally, implications of wide-area networks on the overall system design will be discussed. Key subsystems will be identified and their interactions will be defined.

      3. Database Schema Design: This document will define the underlying Oracle database schema to be used by the new system. It will also include the specification of the appropriate DBModel(s) required by NEXTSTEP. If appropriate, this document will also include adjustments and modifications to the schema to support third-party tools such as AccessKit.

      4. Functional Specification: This document will define the functionality required to meet the specifications set forth in the Requirements Definition. Additionally, this document will define the end-user functionality of the new system, breaking it up into functional subsystems. The user-interface and the supported operations for each subsystem will be detailed as will the interactions between subsystems.

      5. Critical Component Prototype: The Prototype defined in Phase I will be refined, increasing its functionality and validating critical portions of the system model. The Prototype will serve as a discussion vehicle to obtain additional user feedback and will also provide a foundation to obtain baseline performance parameters.

      6.    System Performance Parameters:

C.    Phase Three

      (to be provided by Phase Three Amendment)

                                  Attachment B

            Schedule for Completion of Phase One and Two Deliverables

Phase I Schedule and Costs


Phase II Schedule and Costs

                                  Attachment C

                                  PENCOM RATES

PENCOM STANDARD RATES
Skill Level                 hourly      day       week      month      3 mo+
Engineer                     [*]        [*]       [*]        [*]        [*]
Senior Eng/Proj Mgr.         [*]        [*]       [*]        [*]        [*]
Exec. (Dir., VP, higher)     [*]        [*]       [*]        [*]        [*]

PENCOM DISCOUNTED RATES
Skill Level                 hourly      day       week      month      3 mo+
Engineer                     [*]        [*]       [*]        [*]        [*]
Senior Eng/Proj Mgr.         [*]        [*]       [*]        [*]        [*]
Exec. (Dir., VP, higher)     [*]        [*]       [*]        [*]        [*]

                                  Attachment D

                        PENCOM Travel and Expense Policy

      If several employees are traveling together, joint room charges or other expenses not covered by room charges (for example, meals, long distance calls) should be submitted on only one expense report (to be determined by employees).

EXTENDED TRAVEL COMPENSATION

      Extended travel is defined as any assignment over 3 weeks (15 working days) in duration. Compensation will be paid on a salaried basis and you will not be eligible for overtime pay. (Pencom employees are classified as Exempt employees which meet the federal wage and hour guidelines for either the executive, professional or administrative classification.) The intent of this policy is to defray extended travel expenses.

      Additional compensation and benefits are listed below:

$25.00 ($35.00 in major cities) meal allowance

      o     Begins on the first day of assignment

$35.00 extended travel allowance

      o     Begins on the 16th working day

      o     Must be submitted through Travel Expense Account Forms (TEA) forms

One trip home every 15 working days

      o Trips must be scheduled 21 days in advance in order to get the most competitive fare

      o     Arrangements must be made through Pencom's travel agent

      o Reimbursable car and motel expenses for travel home cannot exceed equivalent air fare

      o When travel home is authorized (such as, one trip every 15 working days), no additional compensation or allowances are available while on home leave

      When you travel or entertain for Pencom, you should not incur a personal financial loss nor should you spend extravagantly. Thus, be careful to keep accurate records, to claim all you spend (provide original receipts), and to follow the guidelines below. Check with your manager for additional guidelines concerning travel that is billable to a client.

TRAVEL APPROVAL

      Management approval is required prior to making travel arrangements. A "Travel Request" form should be completed and turned into the Accounting Department. An attempt will always be made to honor personal travel preferences, however, if your reference results in any additional cost, you will be expected to assume this addition expense. It is in everyone's best interest to travel in the least costly way possible with consideration given to time and safety. Travel arrangements are made through Pencom's travel agent -- Cindy Hansen at Century Travel (512) 327-8760 or (800) 950-8314. The agent may request your credit card number in order to secure guaranteed late arrival.

      The Pencom travel agent provides travel services and tickets on a corporate contract. If you choose not to use the Pencom travel agent, you will be expected to assume any financial risk for cancelling tickets or reservations.

CREDIT CARD

      All Pencom employees must have a major credit card, as well as a long distance telephone calling card. If you are a frequent traveler, please consult your manager about acquiring the American Express Corporate Card.

LONG DISTANCE CALLS

      While at a hotel, use your telephone calling card for all long distance calls, as hotels add substantial charges to calls put through their switchboards.

      When you receive your phone bill, photocopy the itemized bill and highlight those calls made while traveling for Pencom. Add the applicable tax to the total, and enter it in your expense report. You are allowed to make one phone call home a day.

RENTAL CAR

      Pencom has enrolled in the American Express Car Rental Loss & Damage Coverage program which provides primary coverage for Corporate Cardmembers. Each time you rent a car from a rental agency using the American Express Corporate Card, simply decline the Collision Damage Waiver offered by the agency and you are automatically covered. Pencom will receive a $4 charge for each auto rental. This fee will not appear on your monthly statement.

CAR EXPENSE

      If you use your own car for business travel, the expenses incurred (for gas or mileage) must not exceed those expenses incurred for other forms of transportation. Pencom will reimburse you for actual tolls and estimated gas use unless you normally drive an average of 50+ miles per week for Pencom business (not including commuting to and from home). In that case, Pencom will pay $.24 per mile.

ACCOMMODATIONS

      When Pencom is paying for your accommodations, Pencom uses double occupancy rates at moderately priced hotels (for example, Holiday Inn, Ramada Inn, and so on) whenever possible. Any upgrades will be at your personal expense. If, for example, you wish to have a single room, you must pay half the cost of a single occupancy room. It is expected that the minimum number and configuration of rooms will be utilized when more than one (of the same sex) employee travels. In-room movies and other extras may not be charged to Pencom.

      Pencom can arrange direct billing with most hotels with advance notice.

MEAL ALLOWANCE

      You will be compensated for your meals through a meal allowance of $25.00 per day ($35.00 per day in major cities). You do not need to itemize or provide receipts for personal meals.

      This amount assumes the following:

      Breakfast     $ 5.00       $ 7.00*
      Lunch         $ 8.00       $11.00*
      Dinner        $12.00       $17.00*

      ** Applicable only when traveling to major cities such as Detroit, Boston, Chicago, New York, Los Angeles, San Francisco, Miami, Houston, Dallas, Seattle, Atlanta, and Washington DC.

      Subtract any meals that are paid for by someone else. If you entertain a customer at Pencom's expense, charge the meal on your credit card. On your travel expense report, subtract the above per meal amount from your daily meal allowance and substitute the total cost of the meal charged on your credit card on your daily meal expense.

EXPENSE REPORTS

      An expense report must be completed within one week after each business trip or project for which expenses have incurred. If your trip included air travel, the airline ticket must accompany the expense report. All expense forms must be approved by your manager and director and then submitted to the Accounting Department for reimbursement. Supplemental expense reports can be submitted after the primary expense report has been approved to account for other travel expenses (for example, phone bills). Expense reports are found on-line under Pencom/MiscInfo/Forms/ExpenseReport.imp or in hardcopy in the filing cabinet behind the receptionist desk.

                                  Attachment E

                        Independent Contractor Agreement

      This Agreement ("Agreement") having an Effective Date upon signature by both the parties hereto, is made between Pencom Systems Incorporated, a New York corporation, with offices at 150 Broadway, New York, New York 10038 (hereinafter called "PENCOM") and ____________, an individual residing at ___________________ ___________________________ ("Contractor").

      WHEREAS, PENCOM has been hired by Canon Computer Systems, Inc., a California corporation, with offices at 2995 Red Hill Avenue, Costa Mesa, California 92626 ( "CCSI") to development a software system based on object oriented technology, including without limitation, object and source code in the NeXTSTEP programming language, documentation, and reference and user's manuals;

      WHEREAS, PENCOM desires to retain Contractor's services for the Software Project; and

      WHEREAS, CONTRACTOR desires to perform such services;

      NOW, THEREFORE, in consideration of the compensation to be paid by PENCOM to CONTRACTOR, CONTRACTOR agrees to the following terms and conditions:

1. Confidentiality and Exclusivity.

      1.1. CCSI Information. In connection with this Agreement, CCSI and PENCOM shall provide CONTRACTOR with certain information that is proprietary and confidential to CCSI and necessary or useful for PENCOM to perform its services.

      1.2. Confidentiality. The term "Confidential Information" as used herein shall mean any information disclosed by CCSI or PENCOM on behalf of CCSI to CONTRACTOR pursuant to Section 1.1 above in a written or other tangible form clearly identified as being confidential. Oral or visual information shall not be considered as Confidential Information unless it is designated confidential at the time of oral or visual disclosure and reduced to a writing clearly marked as being confidential that is sent to CONTRACTOR by CCSI or PENCOM within thirty
(30) days after such oral or visual disclosure. For the purpose of this Agreement, any Deliverable as identified in the attached exhibit, as that exhibit may be amended from time to time, shall be deemed Confidential Information.

      1.3. Treatment of Confidential Information. During this Agreement and thereafter, CONTRACTOR shall keep the Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation outside PENCOM except for other independent contractors working on the CCSI project, nor use the Confidential Information for any purpose other than performing the Agreement.

      1.4. Exceptions to Treatment of Confidential Information. Notwithstanding
Section 1.3 above, CONTRACTOR shall have no confidential obligation and no use restriction hereunder with respect to any Confidential Information that:

            (1) is already known to CONTRACTOR at the time of disclosure thereof as evidenced by written records;

            (2) is or becomes publicly known through no wrongful act of CONTRACTOR at or subsequent to the time of disclosure thereof; or

            (3)   is permitted for release by prior written consent of CCSI.

      1.5. Tangible Embodiments. Any and all written or tangible embodiments of information disclosed to CONTRACTOR by PENCOM or CCSI hereunder shall be and remain the property of CCSI, and CONTRACTOR agrees promptly to return such tangible embodiments, including any copy thereof, to PENCOM upon completion of this Agreement.

2. Ownership of Intellectual Property Rights.

      2.1. Definition of Intellectual Property Rights. For purposes of this Agreement, Intellectual Property Rights shall be defined as all inventions, trade secrets, know-how, developments, improvements, results, data, designs, computer programs/software and other information in any form, patentable or unpatentable, patented or unpatented, copyrighted or uncopyrighted, copyrightable or not, which are conceived, created, written, developed, reduced to practice, acquired, owned or controlled by CONTRACTOR pursuant to this Agreement.

      2.2. Works Made for Hire. All Intellectual Property Rights embodied in the works created by CONTRACTOR in its engagement by PENCOM are hereby assigned to and shall be the property of PENCOM. All copyrightable subject matter included in the works shall be owned exclusively by PENCOM and shall be deemed works made for hire for purposes of the U.S. Copyright Act. CONTRACTOR also agrees to cooperate with PENCOM in preparing and/or executing any necessary documents required for the filing of applications covering the foregoing Intellectual Property Rights.

      2.3. Assignment of Ownership. If any copyrightable subject matter in the works created by CONTRACTOR in its engagement by PENCOM shall be determined not to be a work made for hire or if ownership of all right, title, and interest of copyrights therein shall not otherwise be deemed to vest exclusively in PENCOM, CONTRACTOR without additional compensation shall forthwith assign to PENCOM the ownership of all such subject matter together with all rights arising from such copyright ownership. CONTRACTOR further agrees to deliver to PENCOM assignments of any and all Intellectual Property Rights in a form satisfactory to PENCOM and its legal counsel.

3.Third-Party Beneficiary. CONTRACTOR acknowledges that the Confidential Information is that of CCSI and that CCSI is a third-party beneficiary of this Agreement with all the rights of PENCOM to enforce the obligation of this Agreement against CONTRACTOR.


__________________________________
Name:

Date:

           Exhibit A to Attachment E, Independent Contractor Agreement

                              List of Deliverables

I.    Phase One

      II.   Business Model

      III.  Requirements definition

      IV.   Data Dictionary

      V.    Implementation plan, including scope of development

      VI.   Staffing plan for CCSI

      VII.  Critical component prototype

VIII. Phase Two

      IX.   System Model

      X.    System Architecture documentation

      XI.   Data base schema

      XII.  Functional specification

      XIII  Critical component prototype (refined)

      XIV.  System performance parameters

XV.   Phase Three

      [to be provided by amendment]

                                  Attachment F

                              Technical Environment

HARDWARE:
Servers:
      PYRAMID MISERVER 4ES - DC/OSX Operating System 1.1-93c0440.33
      X-Window Server, Motif, Xview, Visual System Manager, OpenNet TCP/IP OpenNet NFS, Dual Ethernet Option NeXTstation Turbo - 16 MB RAM 240 MB-NeXTSTEP 3.2
      Canon Innova 486 DX266 36MB RAM 1.0 Gig - Novell NetWare 3.11 250 User Canon Innova 486 DX266 36MB RAM 2.5 Gig - Novell NetWare 3.11 50 User Canon Innova 486 DX266 10MB RAM 500MB - Novell NetWare 3.11 10 User Canon Innova 486 DX266 36MB RAM 1.0 Gig - Novell NetWare 3.11 50 User Canon Innova 486 DX266 36MB RAM 1.0 Gig - Novell NetWare 3.12 50 User Discview CD-ROM Server (10BT)
      Castelle FaxPress Server 100 Line DID Trunk Routing
      Castelle LANPress Server 16 Print Servers

Network Hardware:
CCSI:Costa Mesa
      Cisco 4000 Router - TCP/IP, AppleTalk, IP, IPX, SDLC Protocols NRC Multi-Gate Hub-2 (48 Ports)
      NRC Multi-Gate Hub-1 (192 Ports)
      Larse Access-T CSU/DSU T-1 Devices
      IBM 3174-11R 32 Ports Mainframe Terminal Controller Unit
      IBM 3299-032 32 Port Extender
      IBM 3174-51R 8 Port  Mainframe Terminal Controller Unit
      IBM 3299-2 8 Port Extender

CCSI:Memphis
      Cisco 4000 Router TCP/IP, AppleTalk, IP, IPX, SDLC Protocols NRC MultiGate Hub-2 (24 Ports)
      NRC MultiGate Hub-1 (48 Ports)
      IBM 3174-51R 8 Port Mainframe Terminal Controller Unit
      IBM 3299-2 8 Port Extender

CCSI:ATO Portland
      Cisco 4000 Router TCP/IP, AppleTalk, IP, IPX, SDLC Protocols NRC MultiGate Hub-2 (24 Ports)
      IBM3174-51R 8 Port Mainframe Terminal Controller Unit

Client Hardware:
      Canon Innova 486 SX33 VL BUS 4MB RAM 170MB HD
      Canon Innova 486 DX66 ISA BUS 4MB RAM 240 MB HD
      Canon Innova 486 DX66 VLBUS 4MB RAM 240 MB HD
      NeXT Station 16MB RAM 200MB HD
      NeXT 400dpi Laser Printer

      NeXT Color Printer
      Macintosh IIsi
      Canon LBP4 Plus Laser Printer
      Canon LBP 8SX Laser Printer
      Canon LBP 860 Laser Printer
      Canon BJ-200 Bubblejet Printer
      Canon BJ-600 Bubblejet Printer

SOFTWARE:
Operating Systems:
      DC/OSX Operating System
      Novell NetWare 3.11(250, 50, 50, 10 User Licenses)
      NeXTSTEP Operating System versions (3.0J, 3.2)
      DOS 6.0
      Microsoft Windows 3.1

Connectivity Software:
      FTP TCP/IP Software
      Novell Lan Workshop for DOS
      SQL*Net 2.0
      TCP Adapter 2.0
      Palindrome Network Archivist 3.0
      Local Path (Mac)

Database Software:
      Oracle 7 Server
      Oracle Forms 4.0 Windows
      Oracle Reports 2.0 Windows
      Oracle DataBrowser 1.0 Windows
      Q&A Software
      Microsoft Access

CD-ROM Software:
      Support on-site
      Microsoft Tech Net

                            PHASE THREE AMENDMENT TO
                         SOFTWARE DEVELOPMENT AGREEMENT

      The March 9, 1994 Software Development Agreement ("Agreement") between Canon Computer Systems, Inc., a California corporation, with offices at 2995 Red Hill Avenue, Costa Mesa, California 92626 (hereinafter called "CCSI") and Pencom Systems Incorporated, a New York corporation, with offices at 150 Broadway, New York, New York 10038 (hereinafter called "PENCOM") is amended as set forth below. Unless specified below, all definitions and terms from the Agreement govern this Phase Three Amendment ("Amendment").

1. PHASE THREE DELIVERABLES.

      PENCOM shall deliver to CCSI the Phase Three Deliverables listed in Attachment 1 to this Amendment, as that attachment may be amended from time to time.

2. STAFFING, SCHEDULE, AND FEES.

      2.1. Staffing. The Phase Three Deliverables shall be developed by the CCSI and PENCOM employees identified in Attachment 1 to this Amendment. Irrespective of the initial assignment of responsibility for particular objects to be developed as individual Phase Three Deliverables, PENCOM shall bear the ultimate responsibility for such Deliverables as set forth in the Agreement.

      2.2. Schedule. The development services shall be performed and the Phase Three Deliverables provided to CCSI in accordance with the schedules set forth in Attachments 1 and 2 to this Amendment.

      2.3. Fees. The fees for Phase Three of the Software Project are the PENCOM Discounted Rates for a greater than three month basis as set forth in Attachment C to the Agreement. All fees and expenses shall be billed on a monthly basis.

3. SUPPORT, TRAINING AND MAINTENANCE SERVICES.

      3.1. Initial Support, Training, and Maintenance Services. For a period of a minimum of three (3) months following CCSI's final acceptance of the Phase Three Deliverables, PENCOM shall provide a senior software engineer on site at CCSI's offices in Costa Mesa, California ("on-site"), an on-site software engineer, and a software engineer at a location to be determined by CCSI, all of whom must be approved by CCSI and must have been members of the PENCOM team working on Phase Three of the Software Project. These engineers shall work on the Software Project on a full-time basis correcting reproducible nonconformities, errors, and discrepancies to the Software Package ("Defects"); coordinating Defect corrections with PENCOM in Austin, Texas;

performing additional development and enhancement of the Software Project; and training CCSI employees as required. Fees for these services shall be at PENCOM's discounted rates as listed in Attachment C to the Agreement. The length of any initial support, training, and maintenance services to be provided beyond three (3) months shall be determined by CCSI, provided that CCSI shall give at least two (2) weeks' written notice of termination to PENCOM.

      3.2. Subsequent Support, Training, and Maintenance Services. For a period beginning with the termination of the period described in Section 3.1 above and ending up to one (1) year following CCSI's final acceptance of the Phase Three Deliverables, PENCOM shall provide a senior software engineer and a software engineer, both of whom must be approved by CCSI and must have been members of the PENCOM team working on Phase Three of the Software Project. These engineers shall work on the Software Project on a full-time basis correcting Defects in the Software Package and performing additional development and enhancement of the Software Project. Fees for these services shall be at PENCOM's discounted rates as listed in Attachment C to the Agreement. The length of the subsequent support, training, and maintenance services shall be determined by CCSI, provided that CCSI shall give at least sixty (60) days' written notice of termination to PENCOM.

      3.3. PENCOM Response to Errors. During the time periods defined in Sections 3.1 and 3.2 of this Amendment, PENCOM shall respond to a CCSI request to correct to any Defects in the Software Package by assigning an engineer to correct the Defect and by communicating that assignment to CCSI within the time frame specified in Attachment 3 to this Amendment. Response times to Defects are based on normal business hours of Monday through Friday 7:30 a.m. to 5:00 p.m. Pacific Standard Time. Responsibility for correcting Defects in the Software Package shall first be assigned to the PENCOM engineers working full-time on the Software Package. If necessary to meet the response times stated in Attachment 3 to this Amendment, PENCOM shall assign additional engineers to correct Defects at no additional charge to CCSI. If the Defect constitutes a Severity Level One or Two Problem (as those terms are defined in Section One of Attachment I to this Amendment), then the PENCOM engineer initially assigned to correct the Defect shall not be reassigned to another project until the Defect is corrected. If PENCOM assigns an engineer not already working full-time on the Software Package to correct a Defect and the Defect cannot be reproduced by PENCOM, then CCSI shall reimburse PENCOM at PENCOM's discounted rates as listed in Attachment C to the Agreement for that engineer's reasonable time spent investigating the Defect.

      3.4. Additional Support, Training, and Maintenance Services. Additional support, training and maintenance services requested by CCSI following the termination of the period described in Section 3.2 of this Amendment shall be provided upon the mutual agreement of the parties at PENCOM's discounted rates as listed in Attachment C to the Agreement.

4. RESTRICTION.

      4.1. Restriction. PENCOM shall not use a functionality, structure, sequence, or organization similar to that contained in the Software Package to perform any consulting services or develop any software for third parties engaged in, or about to become engaged in, research and development, production, marketing, distribution, selling, or leasing of products or services in the fields of computers and computer peripherals (the "Restriction"). This Restriction shall commence on the Effective Date of this Agreement and shall expire (a) on the third year anniversary of CCSI's final acceptance of the Phase Three Deliverables; or (b) on the first anniversary of CCSI's termination of the Agreement under Section 12.2 due to Pencom's failure to deliver conforming and acceptable Phase Three Deliverables.

      4.2. Exception to Restriction. PENCOM may request CCSI to waive the Restriction and CCSI will not unreasonably withhold its approval of such request provided that the following conditions are met: (a) Pencom submits its request in writing to CCSI; (b) the proposed engagement does not utilize the NeXTSTEP programming language; (c) no Key Employees (as defined in Section 10 of the Agreement) are involved; and (d) no licensable CCSI material is used in the engagement. CCSI shall respond to a written PENCOM request within fifteen (15) days of its receipt of such request, or its failure to respond in that time period shall constitute approval of the request providing that the four conditions described above are met.

5. TERM.

      The Agreement, as modified by this Amendment, shall continue in force until terminated in accordance with any of the sections of the Agreement, or until ninety (90) days after CCSI's final acceptance of the Phase Three Deliverables. The following sections of the Agreement and the Amendment shall survive completion or any termination of the Agreement: Sections 2.4, 5, 6.4, 6.5, 7, 9, 12.3, and l2.4 of the Agreement, and Sections 3 and 4 of the Amendment.

      IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed in duplicate by its duly authorized representative, to be effective as of the later date written below.


CCSI                                         PENCOM
Canon Computer Systems, Inc.                 Pencom Systems Incorporated


By: _______________________________          By: _______________________________
      Frederick O'Reilly                            Wade Saadi
      Vice President, Operations                    CEO


Date: _____________________________          Date: _____________________________

                      Attachment 1 to Phase Three Amendment

I. Severity Level Definitions and Examples

      A. Severity Level One: Critical - system not usable. The Software Package can not be used at all by the majority of users or by users who must perform critical business functions. Examples of this might include, the Software Package will not boot, the database cannot be accessed, major portions of data are corrupted, or the Software Package crashes and cannot be worked around.

      B. Severity Level Two: Important - a major system function is not working and cannot be worked around. Examples might include the inability to change item prices, the inability to print a particular report, or isolated data integrity problems.

      C. Severity Level Three: Minor - the Software Package does not conform to the Specifications. The Defect is minor or can be worked around and does not significantly interfere with the ability to perform system integration testing. Examples might be that an informational message is incorrect, a report does not show all specified fields, or the validation check for a field entry is not correct.

      D. Severity Level Four: Documentation - the documentation is in error or there is a minor cosmetic problem. Examples of this include errors in the documentation, misspellings in the documentation or screens, or minor alignment of fields.

      E. Severity Levels for Performance Problems: Severity levels for problems associated with performance shall be determined by the impact on the usability of the Software Package and the difference between the specified performance and the observed performance. For example, if a performance problem is so severe that "the Software Package cannot be used at all by the majority of users or by users who must perform critical business functions", then it would be a Severity Level One problem. On the other hand, a function which responds in 3.5 seconds when the specification states a 3 second response time would typically be a Severity Level Three problem. Problems entered for performance which is within the applicable specification will be closed as an enhancement request and will require a DCR to change the specification.

      F. Assignment and Review of Severity Levels: Severity levels are assigned by the Pencom SQA team. These problem reports and severity levels are reviewed by the development team and approved. The problem reports


                                      1 - 1

--------------------------------------------------------------------------------

                                Canon Object 21
                          Project Organization - DRAFT

--------------------------------------------------------------------------------

                              --------------------
                              CNN Project Director     --------------
                                  Bruce Nolan          User Committee
                              --------------------     --------------

                        ------------          ----------
                        Pencom Exec.          SHL Exec.
                         Pat Motola           Greg Scott
                        ------------          ----------

       -----------------    ----------------   --------------   --------------
       Object 21 Manager    Testing/Impl Mgr     Cambar Mgr     PeopleSoft Mgr
          Mick Korelc         Julia Moore      Tony McFarland    Elaine Kist
       -----------------    ----------------   --------------   --------------

--------------                  -------------    -----------     ---------------
O21 Architect                   Testing Teams    Cambar Team     PeopleSoft Team
Lorne Wilson                        (SHL)
--------------                  -------------    -----------     ---------------

--------------   -------------  -------------       Cambar          PeopleSoft
O21 Appl. Mgr.   O21 Agent Mgr   Impl. Teams                        Hunter Group
Chris Chauvin      TBD (SHL)     (SHL, CCSI)
--------------   -------------  -------------

--------------     -----------
  Appl. Teams      Agent Teams
   (PENCOM)        (SHL, CCSI)
--------------     -----------

                   -----------
                   Report Team  600-800 person days
                      (SHL)         20 hrs per report
                   -----------

              Schedule A to Attachment 1 to Phase Three Amendment

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Development Lifecycle
                                                                   --------------------------------------------------------------
                                                                           Design                      Implementation
                                                                   --------------------------------------------------------------
                                                                    Design
                                                                   Assigned     Design        Implementation     Implementation
                                                                      To       Completed        Assigned to         Completed
---------------------------------------------------------------------------------------------------------------------------------
               Test           A/R Test Objects                      mike                      Mike Heath             5-Oct-94
             --------------------------------------------------------------------------------------------------------------------
                              BaseModel                             jmorgan    21-Oct-94      Justin Morgan         25-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              Customer                              jmorgan    28-Oct-94      Justin Morgan         27-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              Item                                  craigh     28-Oct-94      Craig Halley          30-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              ItemGroup                             craigh     28-Oct-94      Craig Halley          28-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              ItemClass                             craigh     28-Oct-94      Craig Halley          29-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              MiniOrder                             gordo      28-Oct-94      Gordon Pitt           30-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerMiniOrder                     gordo      28-Oct-94      Gordon Pitt           15-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              Contact                               jmorgan    28-Oct-94      Justin Morgan         26-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerContact                       jmorgan    28-Oct-94      Justin Morgan         26-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              Address                               jmorgan    28-Oct-94      Justin Morgan         26-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerAddress                       jmorgan    28-Oct-94      Justin Morgan         27-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerBillAddress                   jmorgan    28-Oct-94      Justin Morgan         27-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerShipToAddress                 jmorgan    28-Oct-94      Justin Morgan         27-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerLegalAddress                  jmorgan    28-Oct-94      Justin Morgan         28-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerAlias                         jmorgan    21-Oct-94      Justin Morgan         28-Oct-94
                              ---------------------------------------------------------------------------------------------------
               Model          Contract                              jmorgan    21-Oct-94      Justin Morgan         28-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerContract                      jmorgan    21-Oct-94      Justin Morgan         28-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              CreditRules                           jmorgan    15-Nov-94      Justin Morgan          7-Nov-94
                              ---------------------------------------------------------------------------------------------------
E                             FlooringCompany                       jmorgan    21-Oct-94      Justin Morgan          7-Nov-94
v                             ---------------------------------------------------------------------------------------------------
e                             CCSIRegion                            jmorgan    21-Oct-94      Justin Morgan          7-Nov-94
r                             ---------------------------------------------------------------------------------------------------
y                             PaymentTerms                          jmorgan    21-Oct-94      Justin Morgan          7-Nov-94
t                             ---------------------------------------------------------------------------------------------------
h                             Reference                             jmorgan    28-Oct-94      Justin Morgan          8-Nov-94
i                             ---------------------------------------------------------------------------------------------------
n  Customer                   BankReference                         jmorgan    28-Oct-94      Justin Morgan          8-Nov-94
g  Management                 ---------------------------------------------------------------------------------------------------
                              CustomerItemMapping                   jmorgan    21-Oct-94      Justin Morgan          9-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              DunBradstreetInfo                     jmorgan    21-Oct-94      Justin Morgan          9-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              TradeReference                        jmorgan    28-Oct-94      Justin Morgan          9-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              File                                  ricardo    28-Oct-94      Ricardo Parada        18-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              Checkpoint                            craigh     21-Oct-94      Craig Halley           7-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              Credentials                           craigh     21-Oct-94      Craig Halley           7-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              Permission                            craigh     21-Oct-94      Craig Halley           8-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              User                                  craigh     21-Oct-94      Craig Halley           8-Nov-94
             --------------------------------------------------------------------------------------------------------------------
                              ObjectWell                            ricardo    21-Oct-94      Ricardo Parada        27-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              DraggableImageView                    ricardo    21-Oct-94      Ricardo Parada        29-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              DraggableImageViewAssociation         ricardo    21-Oct-94      Ricardo Parada        29-Oct-94
                              ---------------------------------------------------------------------------------------------------
                              O21OpenPanel                          gordo      28-Oct-94      Craig Halley          19-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ShellView                             ricardo    21-Oct-94      Ricardo Parada        15-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              IconPath                              ricardo    21-Oct-94      Ricardo Parada        19-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              IconCell                              ricardo    21-Oct-94      Ricardo Parada         9-Nov-94
                              ---------------------------------------------------------------------------------------------------
               View           HierarchyManager                      ricardo    21-Oct-94      Ricardo Parada        19-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              HierarchyManagerAssociation           ricardo    21-Oct-94      Ricardo Parada        22-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              RepositoryView                        ricardo    21-Oct-94      Ricardo Parada        25-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              AutoFinder                            jmorgan    28-Oct-94      Justin Morgan         11-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              NXTableVector(EOAssociation)          jmorgan    28-Oct-94      Justin Morgan         12-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              AutoSortingEOColumnAssociation        jmorgan    28-Oct-94      Justin Morgan         17-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              OTGraphEOAssociation                  jmorgan    28-Oct-94      Justin Morgan         18-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              DataSet                               ricardo    21-Oct-94      Justin Morgan         19-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              Inspector                             ricardo    21-Oct-94      Justin Morgan         27-Nov-94
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                        Development Lifecycle
                                                                   ----------------------------------
                                                                               Testing
                                                                   ----------------------------------
                                                                        Object         Application
                                                                   ----------------------------------
                                                                   Testing Complete  Testing Complete
-----------------------------------------------------------------------------------------------------
               Test           A/RTestObjects                           19-Oct-94        10-Jan-95
             ----------------------------------------------------------------------------------------
                              BaseModel                                27-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Customer                                 30-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Item                                      5-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              ItemGroup                                31-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              ItemClass                                 1-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              MinOrder                                  5-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerMinOrder                          4-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Contact                                  28-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerContact                          28-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Address                                  29-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerAddress                          29-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerBillAddress                      29-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerShipToAddress                    29-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerLegalAddress                     30-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerAlias                            30-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
               Model          Contract                                 30-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerContract                         30-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CreditRules                               9-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
E                             FlooringCompany                           9-Nov-94        10-Jan-95
v                             -----------------------------------------------------------------------
e                             CCSIRegion                                9-Nov-94        10-Jan-95
r                             -----------------------------------------------------------------------
y                             PaymentTerms                              9-Nov-94        10-Jan-95
t                             -----------------------------------------------------------------------
h                             Reference                                11-Nov-94        10-Jan-95
i                             -----------------------------------------------------------------------
n  Customer                   BankReference                            11-Nov-94        10-Jan-95
g  Management                 -----------------------------------------------------------------------
                              CustomerItemMapping                      11-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              DunBradstreetInfo                        11-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              TradeReference                           12-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              File                                     21-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Checkpoint                               10-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Credentials                               9-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Permission                               10-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              User                                     11-Nov-94        10-Jan-95
             ----------------------------------------------------------------------------------------
                              ObjectWell                               31-Oct-94        10-Jan-95
                              -----------------------------------------------------------------------
                              DraggableImageView                        8-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              DraggableImageViewAssociation             1-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              O21OpenPanel                             22-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              ShellView                                23-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              IconPath                                 25-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              IconCell                                 13-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
               View           HierarchyManager                         22-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              HierarchyManagerAssociation              25-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              RepositoryView                           30-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              AutoFinder                               14-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              NXTableVector(EOAssociation)             15-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              AutoSortingEOColumnAssociation           22-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              OTGraphEOAssociation                     22-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              DataSet                                  22-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Inspector                                 6-Dec-94        10-Jan-95
-----------------------------------------------------------------------------------------------------


                                      1 - 6

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Development Lifecycle
                                                                   --------------------------------------------------------------
                                                                           Design                      Implementation
                                                                   --------------------------------------------------------------
                                                                    Design
                                                                   Assigned     Design        Implementation     Implementation
                                                                      To       Completed        Assigned to         Completed
---------------------------------------------------------------------------------------------------------------------------------
                              InspectionManager                     ricardo    21-Oct-94      Justin Morgan          8-Dec-94
                              ---------------------------------------------------------------------------------------------------
               View           RealFormatter                         gordo      28-Oct-94      Gordon Pitt           21-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              InlFormatter                          gordo      28-Oct-94      Gordon Pitt           21-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              BaseDocWindow                         ricardo    21-Oct-94      Justin Morgan         28-Nov-94
             --------------------------------------------------------------------------------------------------------------------
                              BaseAppController                     gordo      28-Oct-94      Gordon Pitt           21-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerManagementAppCont             jmorgan    28-Oct-94      Justin Morgan          6-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              BaseDocController                     gordo      28-Oct-94      Gordon Pitt           23-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerDocController                 jmorgan    28-Oct-94      Justin Morgan         12-Dec-94
   Customer                   ---------------------------------------------------------------------------------------------------
   Management                 ItemBrowser                           ricardo    21-Oct-94      Craig Halley          12-Dec-94
                              ---------------------------------------------------------------------------------------------------
               Controller     ItemManager                           ricardo    21-Oct-94      Craig Halley           3-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              FileManager                           ricardo    21-Oct-94      Craig Halley           1-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              Security                              craigh     21-Oct-94      Craig Halley          11-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              UniqueKey                             gordo      21-Oct-94      Gordon Pitt           24-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ReadOnlyDataSource                                                                     5-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              SparseDataSource                                                                       6-Dec-94
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         15-Nov-94                            12-Dec-94
  -------------------------------------------------------------------------------------------------------------------------------
               Test           InventoryTestObjects                  mike                      Mike Heath            23-Nov-94
             --------------------------------------------------------------------------------------------------------------------
                              Tariff                                craigh     21-Oct-94      Craig Halley          10-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              MiniItem                              craigh     21-Oct-94      Craig Halley          11-Nov-94
E                             ---------------------------------------------------------------------------------------------------
v                             ItemGroupCost                         craigh     21-Oct-94      Craig Halley          11-Nov-94
e                             ---------------------------------------------------------------------------------------------------
r              Model          ItemGroupCostHistory                  craigh     21-Oct-94      Craig Halley          14-Nov-94
y                             ---------------------------------------------------------------------------------------------------
t  Item                       ItemFOB                               craigh     21-Oct-94      Craig Halley          14-Nov-94
h  Management                 ---------------------------------------------------------------------------------------------------
i                             ItemFOBHistory                        craigh     21-Oct-94      Craig Halley          15-Nov-94
n                             ---------------------------------------------------------------------------------------------------
g                             ItemCost                              craigh     21-Oct-94      Craig Halley          15-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ItemCostHistory                       craigh     21-Oct-94      Craig Halley          16-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ItemSafety                            craigh     21-Oct-94      Craig Halley          16-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ItemFCCInfo                           craigh     21-Oct-94      Craig Halley          17-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ItemFDAInfo                           craigh     21-Oct-94      Craig Halley          17-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              Inventory                                                                             30-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              LogicalInventory                                                                       7-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              LogicalPhysicalInventory                                                               7-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              PhysicalInventory                                                                      8-Dec-94
             --------------------------------------------------------------------------------------------------------------------
                              ItemManagementAppController           craigh     28-Oct-94      Craig Halley          12-Dec-94
                              ---------------------------------------------------------------------------------------------------
               Controller     ItemDocController                     craigh     21-Oct-94      Craig Halley           6-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ItemGroupDocController                craigh     21-Oct-94      Craig Halley          16-Dec-94
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         28-Oct-94                            16-Dec-94
  -------------------------------------------------------------------------------------------------------------------------------
                              ContractItemDisc                      gordo      28-Oct-94      Gordon Pitt           13-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ContractItemTerms                     gordo      28-Oct-94      Gordon Pitt           12-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ContractItemPricing                   gordo      28-Oct-94      Gordon Pitt           20-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ItemDiscount                          gordo      28-Oct-94      Gordon Pitt            6-Dec-94
                              ---------------------------------------------------------------------------------------------------
   Item                       ItemPricing                           gordo      28-Oct-94      Gordon Pitt           28-Nov-94
   Pricing                    ---------------------------------------------------------------------------------------------------
               Model          ItemTerms                             gordo      28-Oct-94      Gordon Pitt            9-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ItemDiscProposed                      gordo      28-Oct-94      Gordon Pitt            2-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ItemTermsProposed                     gordo      28-Oct-94      Gordon Pitt            9-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ContractItemTermsProposed             gordo      28-Oct-94      Gordon Pitt           12-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ContractItemDiscProposed              gordo      28-Oct-94      Gordon Pitt           13-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              ItemPricingProposed                   gordo      28-Oct-94      Gordon Pitt           28-Nov-94
                              ---------------------------------------------------------------------------------------------------
                              ContractItemPricingProposed           gordo      28-Oct-94      Gordon Pitt           29-Nov-94
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                        Development Lifecycle
                                                                   ----------------------------------
                                                                               Testing
                                                                   ----------------------------------
                                                                        Object         Application
                                                                   ----------------------------------
                                                                   Testing Complete  Testing Complete
-----------------------------------------------------------------------------------------------------
                              InspectionManager                        17-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
               View           RealFormatter                            23-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              InlFormatter                             23-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              BaseDocWindow                             1-Dec-94        10-Jan-95
             ----------------------------------------------------------------------------------------
                              BaseAppController                        24-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerManagementAppCont                 9-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
                              BaseDocController                        28-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              CustomerDocController                    18-Dec-94        10-Jan-95
   Customer                   -----------------------------------------------------------------------
   Management                 ItemBrowser                              20-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
               Controller     ItemManager                               9-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
                              FileManager                               6-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
                              Security                                 18-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              UniqueKey                                27-Nov-94        10-Jan-95
                              -----------------------------------------------------------------------
                              ReadOnlyDataSource                        5-Dec-94        10-Jan-95
                              -----------------------------------------------------------------------
                              SparseDataSource                          7-Dec-94        10-Jan-95
             ----------------------------------------------------------------------------------------
               Summary                                                 20-Dec-94        10-Jan-95
  ---------------------------------------------------------------------------------------------------
               Test           InventoryTestObjects                      7-Dec-94        21-Dec-94
             ----------------------------------------------------------------------------------------
                              Tariff                                   13-Nov-94        21-Dec-94
                              -----------------------------------------------------------------------
                              MiniItem                                 14-Nov-94        21-Dec-94
E                             -----------------------------------------------------------------------
v                             ItemGroupCost                            14-Nov-94        21-Dec-94
e                             -----------------------------------------------------------------------
r              Model          ItemGroupCostHistory                     17-Nov-94        21-Dec-94
y                             -----------------------------------------------------------------------
t  Item                       ItemFOB                                  17-Nov-94        21-Dec-94
h  Management                 -----------------------------------------------------------------------
i                             ItemFOBHistory                           18-Nov-94        21-Dec-94
n                             -----------------------------------------------------------------------
g                             ItemCost                                 18-Nov-94        21-Dec-94
                              -----------------------------------------------------------------------
                              ItemCostHistory                          19-Nov-94        21-Dec-94
                              -----------------------------------------------------------------------
                              ItemSafety                               19-Nov-94        21-Dec-94
                              -----------------------------------------------------------------------
                              ItemFCCInfo                              20-Nov-94        21-Dec-94
                              -----------------------------------------------------------------------
                              ItemFDAInfo                              20-Nov-94        21-Dec-94
                              -----------------------------------------------------------------------
                              Inventory                                 1-Dec-94        21-Dec-94
                              -----------------------------------------------------------------------
                              LogicalInventory                          8-Dec-94        21-Dec-94
                              -----------------------------------------------------------------------
                              LogicalPhysicalInventory                  8-Dec-94        21-Dec-94
                              -----------------------------------------------------------------------
                              PhysicalInventory                         9-Dec-94        21-Dec-94
             ----------------------------------------------------------------------------------------
                              ItemManagementAppController              15-Dec-94        21-Dec-94
                              -----------------------------------------------------------------------
               Controller     ItemDocController                        12-Dec-94        21-Dec-94
                              -----------------------------------------------------------------------
                              ItemGroupDocController                   21-Dec-94        21-Dec-94
             ----------------------------------------------------------------------------------------
               Summary                                                 21-Dec-94        21-Dec-94
  ---------------------------------------------------------------------------------------------------
                              ContractItemDisc                         16-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ContractItemTerms                        15-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ContractItemPricing                       2-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ItemDiscount                             11-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
   Item                       ItemPricing                               1-Dec-94         5-Jan-94
   Pricing                    -----------------------------------------------------------------------
               Model          ItemTerms                                12-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ItemDiscProposed                          5-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ItemTermsProposed                        12-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ContractItemTermsProposed                15-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ContractItemDiscProposed                 16-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ItemPricingProposed                       1-Dec-94         5-Jan-94
                              -----------------------------------------------------------------------
                              ContractItemPricingProposed               2-Dec-94         5-Jan-94
-----------------------------------------------------------------------------------------------------


                                      1 - 7

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Development Lifecycle
                                                                   --------------------------------------------------------------
                                                                           Design                      Implementation
                                                                   --------------------------------------------------------------
                                                                    Design
                                                                   Assigned     Design        Implementation     Implementation
                                                                      To       Completed        Assigned to         Completed
---------------------------------------------------------------------------------------------------------------------------------
               Model          ItemStep                              gordo      28-Oct-94      Gordon Pitt            2-Dec-94
             --------------------------------------------------------------------------------------------------------------------
   Item                       ItemPricingDocController              gordo      28-Oct-94      Gordon Pitt           24-Dec-94
   Pricing     Controller     ---------------------------------------------------------------------------------------------------
                              ItemPricingAppController              gordo      28-Oct-94      Gordon Pitt           22-Dec-94
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         28-Oct-94                            24-Dec-94
  -------------------------------------------------------------------------------------------------------------------------------
                              MinOrderCollection                    gordo      28-Oct-94      Ricardo Parada         7-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              Order                                 gordo      28-Oct-94      Ricardo Parada        10-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              PurchaseOrder                         gordo      28-Oct-94      Ricardo Parada         9-Dec-94
               Model          ---------------------------------------------------------------------------------------------------
                              CustomerOrder                         gordo      28-Oct-94      Ricardo Parada        19-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerOrderCredit                   gordo      28-Oct-94      Ricardo Parada        31-Dec-94
                              ---------------------------------------------------------------------------------------------------
                              CustomerPurchaseOrder                 gordo      28-Oct-94      Ricardo Parada         8-Jan-95
   Order     --------------------------------------------------------------------------------------------------------------------
   Entry                      MinOrderFindPanel                     gordo      28-Oct-94      Justin Morgan         24-Dec-94
                              ---------------------------------------------------------------------------------------------------
               View           NewOrderPanel                         gordo      28-Oct-94      Justin Morgan          6-Jan-95
                              ---------------------------------------------------------------------------------------------------
                              NewPOPanel                            gordo      28-Oct-94      Justin Morgan          8-Jan-95
             --------------------------------------------------------------------------------------------------------------------
                              CustomerOrderDocController            gordo      28-Oct-94      Justin Morgan         27-Jan-95
               Controller     ---------------------------------------------------------------------------------------------------
                              OrderEntryAppController               gordo      28-Oct-94      Justin Morgan         29-Jan-95
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         28-Oct-94                            29-Jan-95
  -------------------------------------------------------------------------------------------------------------------------------
                              ContactRecord                         craigh     21-Oct-94      Craig Halley          18-Nov-94
               Model          ---------------------------------------------------------------------------------------------------
                              CreditHold                            craigh     21-Oct-94      Craig Halley          18-Nov-94
             --------------------------------------------------------------------------------------------------------------------
                              CreditApprovalAppController           craigh     21-Oct-94      Craig Halley          27-Dec-94
                              ---------------------------------------------------------------------------------------------------
   Credit                     AddressDocController                  craigh     28-Oct-94      Craig Halley           6-Jan-95
E  Approval    Controller     ---------------------------------------------------------------------------------------------------
v                             CreditHoldDocController               craigh     21-Oct-94      Craig Halley           8-Jan-95
e                             ---------------------------------------------------------------------------------------------------
r                             ContactRecordDocController            craigh     28-Oct-94      Craig Halley          18-Nov-94
y            --------------------------------------------------------------------------------------------------------------------
t              Summary                                                         28-Oct-94                             8-Jan-95
h -------------------------------------------------------------------------------------------------------------------------------
i                             QueryResultsController                jmorgan    28-Oct-94      Zacharles Beckm        4-Jan-95
n  Order       Controller     ---------------------------------------------------------------------------------------------------
g  Finder                     OrderFinderAppController              jmorgan    28-Oct-94      Zacharles Beckm        6-Jan-95
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         28-Oct-94                             6-Jan-95
  -------------------------------------------------------------------------------------------------------------------------------
                              MeetCompMinOrder                      craigh     21-Oct-94      Michael Henderson     21-Nov-94
               Model          ---------------------------------------------------------------------------------------------------
                              MeetComp                              craigh     21-Oct-94      Michael Henderson     11-Jan-95
             --------------------------------------------------------------------------------------------------------------------
                              MeetCompDocController                 craigh     21-Oct-94      Michael Henderson     15-Jan-95
   Meet Comp                  ---------------------------------------------------------------------------------------------------
               Controller     MeetCompAppController                 craigh     21-Oct-94      Michael Henderson     16-Jan-95
                              ---------------------------------------------------------------------------------------------------
                              MeetCompItemController                craigh     28-Oct-94      Michael Henderson     17-Jan-95
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         28-Oct-94                            17-Jan-95
  -------------------------------------------------------------------------------------------------------------------------------
                              OrderFailure                          gordo      28-Oct-94      Ricardo Parada         9-Jan-95
               Model          ---------------------------------------------------------------------------------------------------
                              MinOrderFailure                       gordo      28-Oct-94      Ricardo Parada        12-Jan-95
             --------------------------------------------------------------------------------------------------------------------
   Order                      OrderApprovalAppController            gordo      28-Oct-94      Ricardo Parada        11-Jan-95
   Approval    Controller     ---------------------------------------------------------------------------------------------------
                              OrderApprovalDocController            gordo      28-Oct-94      Ricardo Parada        20-Jan-95
             --------------------------------------------------------------------------------------------------------------------
               Summary                                                         28-Oct-94                            20-Jan-95
  -------------------------------------------------------------------------------------------------------------------------------
   Warehouse   WarehouseAgent                                       gordo                     Tammy Mckean          12-Feb-95
   Agent     --------------------------------------------------------------------------------------------------------------------
               Summary                                                                                              12-Feb-95
  -------------------------------------------------------------------------------------------------------------------------------
   Order       OrderAgent                                           gordo                     Tammy Mckean          29-Dec-94
   Agent     --------------------------------------------------------------------------------------------------------------------
               Summary                                                                                              29-Dec-94
  -------------------------------------------------------------------------------------------------------------------------------
   ED Order    EDOrderEntry                                         zac                       Tammy Mckean          22-Feb-95
   Entry     --------------------------------------------------------------------------------------------------------------------
               Summary                                                                                              22-Feb-95
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                        Development Lifecycle
                                                                   ----------------------------------
                                                                               Testing
                                                                   ----------------------------------
                                                                        Object         Application
                                                                   ----------------------------------
                                                                   Testing Complete  Testing Complete
-----------------------------------------------------------------------------------------------------
               Model          ItemStep                                  6-Dec-94         5-Jan-95
             ----------------------------------------------------------------------------------------
   Item                       ItemPricingDocController                  5-Jan-95         5-Jan-95
   Pricing     Controller     -----------------------------------------------------------------------
                              ItemPricingAppController                 25-Dec-94         5-Jan-95
             ----------------------------------------------------------------------------------------
               Summary                                                  5-Jan-95         5-Jan-95
  ---------------------------------------------------------------------------------------------------
                              MinOrderCollection                       15-Dec-94        18-Feb-95
                              -----------------------------------------------------------------------
                              Order                                    15-Dec-94        18-Feb-95
                              -----------------------------------------------------------------------
                              PurchaseOrder                            12-Dec-94        18-Feb-95
               Model          -----------------------------------------------------------------------
                              CustomerOrder                            31-Dec-94        18-Feb-95
                              -----------------------------------------------------------------------
                              CustomerOrderCredit                      13-Jan-95        18-Feb-95
                              -----------------------------------------------------------------------
                              CustomerPurchaseOrder                    10-Jan-95        18-Feb-95
   Order     ----------------------------------------------------------------------------------------
   Entry                      MinOrderFindPanel                        27-Dec-94        18-Feb-95
                              -----------------------------------------------------------------------
               View           NewOrderPanel                            11-Jan-95        18-Feb-95
                              -----------------------------------------------------------------------
                              NewPOPanel                               14-Jan-95        18-Feb-95
             ----------------------------------------------------------------------------------------
                              CustomerOrderDocController               18-Feb-95        18-Feb-95
               Controller     -----------------------------------------------------------------------
                              OrderEntryAppController                   4-Feb-95        18-Feb-95
             ----------------------------------------------------------------------------------------
               Summary                                                 18-Feb-95        18-Feb-95
  ---------------------------------------------------------------------------------------------------
                              ContactRecord                            20-Nov-94        13-Jan-95
               Model          -----------------------------------------------------------------------
                              CreditHold                               20-Nov-94        13-Jan-95
             ----------------------------------------------------------------------------------------
                              CreditApprovalAppController               3-Jan-95        13-Jan-95
                              -----------------------------------------------------------------------
   Credit                     AddressDocController                     11-Jan-95        13-Jan-95
E  Approval    Controller     -----------------------------------------------------------------------
v                             CreditHoldDocController                  13-Jan-95        13-Jan-95
e                             -----------------------------------------------------------------------
r                             ContactRecordDocController               21-Nov-94        13-Jan-95
y            ----------------------------------------------------------------------------------------
t              Summary                                                 13-Jan-95        13-Jan-95
h ---------------------------------------------------------------------------------------------------
i                             QueryResultsController                    7-Jan-95        11-Jan-95
n  Order       Controller     -----------------------------------------------------------------------
g  Finder                     OrderFinderAppController                 11-Jan-95        11-Jan-95
             ----------------------------------------------------------------------------------------
               Summary                                                 11-Jan-95        11-Jan-95
  ---------------------------------------------------------------------------------------------------
                              MeetCompMinOrder                         24-Nov-94        20-Jan-95
               Model          -----------------------------------------------------------------------
                              MeetComp                                 14-Jan-95        20-Jan-95
             ----------------------------------------------------------------------------------------
                              MeetCompDocController                    20-Jan-95        20-Jan-95
   Meet Comp                  -----------------------------------------------------------------------
               Controller     MeetCompAppController                    19-Jan-95        20-Jan-95
                              -----------------------------------------------------------------------
                              MeetCompItemController                   20-Jan-95        20-Jan-95
             ----------------------------------------------------------------------------------------
               Summary                                                 20-Jan-95        20-Jan-95
  ---------------------------------------------------------------------------------------------------
                              OrderFailure                             14-Jan-95        29-Jan-95
               Model          -----------------------------------------------------------------------
                              MinOrderFailure                          16-Jan-95        29-Jan-95
             ----------------------------------------------------------------------------------------
   Order                      OrderApprovalAppController               14-Jan-95        29-Jan-95
   Approval    Controller     -----------------------------------------------------------------------
                              OrderApprovalDocController               29-Jan-95        29-Jan-95
             ----------------------------------------------------------------------------------------
               Summary                                                 29-Jan-95        29-Jan-95
  ---------------------------------------------------------------------------------------------------
   Warehouse   WarehouseAgent                                          25-Feb-95        25-Feb-95
   Agent     ----------------------------------------------------------------------------------------
               Summary                                                 25-Feb-95        25-Feb-95
  ---------------------------------------------------------------------------------------------------
   Order       Order Agent                                             10-Jan-95        10-Jan-95
   Agent     ----------------------------------------------------------------------------------------
               Summary                                                 10-Jan-95        10-Jan-95
  ---------------------------------------------------------------------------------------------------
   ED Order    EDOrderEntry                                             8-Mar-95         8-Mar-95
   Entry     ----------------------------------------------------------------------------------------
               Summary                                                  8-Mar-95         8-Mar-95
-----------------------------------------------------------------------------------------------------


                                      1 - 8

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Development Lifecycle
                                                                   --------------------------------------------------------------
                                                                           Design                      Implementation
                                                                   --------------------------------------------------------------
                                                                    Design
                                                                   Assigned     Design        Implementation     Implementation
                                                                      To       Completed        Assigned to         Completed
---------------------------------------------------------------------------------------------------------------------------------
               Inventory                                            gordo                     Michael Henderson     14-Feb-95
E  Inventory --------------------------------------------------------------------------------------------------------------------
v              Summary                                                                                              14-Feb-95
e -------------------------------------------------------------------------------------------------------------------------------
r              InvoiceGeneration                                    zac                       Tammy Mckean          27-Feb-95
y  Invoicing --------------------------------------------------------------------------------------------------------------------
t              Summary                                                                                              27-Feb-95
h -------------------------------------------------------------------------------------------------------------------------------
i  General     G/LAgent                                             zac                       Michael Henderson      7-Mar-95
n  Ledger    --------------------------------------------------------------------------------------------------------------------
g  Agent       Summary                                                                                               7-Mar-95
---------------------------------------------------------------------------------------------------------------------------------
Count                                                               125           117             125                   131
---------------------------------------------------------------------------------------------------------------------------------
Summary Count                                                        14            14              14                    14
---------------------------------------------------------------------------------------------------------------------------------
Completion Percentage                                             95.42%        89.31%          95.42%               100.00%
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                        Development Lifecycle
                                                                   ----------------------------------
                                                                               Testing
                                                                   ----------------------------------
                                                                        Object         Application
                                                                   ----------------------------------
                                                                   Testing Complete  Testing Complete
-----------------------------------------------------------------------------------------------------
               Inventory                                               12-Mar-95        12-Mar-95
E  Inventory ----------------------------------------------------------------------------------------
v              Summary                                                 12-Mar-95        12-Mar-95
e ---------------------------------------------------------------------------------------------------
r              InvoiceGeneration                                       25-Mar-95        25-Mar-95
y  Invoicing ----------------------------------------------------------------------------------------
t              Summary                                                 25-Mar-95        25-Mar-95
h ---------------------------------------------------------------------------------------------------
i  General     G/LAgent                                                21-Mar-95        21-Mar-95
n  Ledger    ----------------------------------------------------------------------------------------
g  Agent       Summary                                                 21-Mar-95        21-Mar-95
-----------------------------------------------------------------------------------------------------
Count                                                                      131              131
-----------------------------------------------------------------------------------------------------
Summary Count                                                               14               14
-----------------------------------------------------------------------------------------------------
Completion Percentage                                                   100.00%          100.00%
-----------------------------------------------------------------------------------------------------


                                      1 - 9

               Schedule B to Attachment 1 to Phase Three Amendment

                               DCR Process Summary

      All changes require completion of a Design Change Request (DCR) Form.

      Anyone on the project team may submit a DCR. Any modifications to design and functionality will not be made until a DCR is approved.

      The process of submitting a DCR is as follows:

      1. Changes to any of the controlled documents require the submittal of a DCR. A Major change is one which will impact a major task checkpoint, increase the cost of the project, or has the potential to impact performance or usability. The cost and schedule impact will be determined by Chris Chauvin and Lorne Wilson. Each major DCR must be approved by Bruce Nolan, Zacharias Beckman, and Chris Chauvin.

      2. Minor DCRs to the Project Plan and Requirements Definition may be approved by Chris Chauvin. Minor DCRs to the Functional Specifications, Data Dictionary, and System Architecture may be approved by Lorne Wilson and Zacharias Beckman. Minor changes to the Design Documents may be approved by Gordon Pitt. This authority allows for keeping the documents accurate and allowing appropriate iterative refinement without undue bureaucracy. Each of these changes are logged through the normal DCR mechanism but require approval only by those listed above.

      3. Minor changes to implementation code and the database schema may be made by the engineer responsible for implementation of an object.

      4. Determination of whether a DCR is a Major or Minor change is determined by Lorne Wilson and Chris Chauvin.

      5. Denise Fischer enters the DCR into a problem tracking system. All management of the DCR schedule and status is controlled through a tracking spreadsheet controlled by Chris Chauvin.

      6. Each week all outstanding DCR's are reviewed by Chris Chauvin, Lorne Wilson, and Zacharias Beckman. At that time DCR's are accepted, rejected, or are assigned a list of action items to be pursued.


                                     1 - 10

               Schedule B to Attachment 1 to Phase Three Amendment

                               DCR Process Summary

      All changes require completion of a Design Change Request (DCR) Form.

      Anyone on the project team may submit a DCR. Any modifications to design and functionality will not be made until a DCR is approved.

      The process of submitting a DCR is as follows:

      1. Changes to any of the controlled documents require the submittal of a DCR. A Major change is one which will impact a major task checkpoint, increase the cost of the project, or has the potential to impact performance or usability. The cost and schedule impact will be determined by the PENCOM Project Manager and the PENCOM Lead Architect. Each major DCR must be approved by the CCSI Director of Information Systems and the PENCOM Project Manager.

      2. Minor DCRs to the Project Plan and Requirements Definition may be approved by the PENCOM Project Manager. Minor DCRs to the Functional Specifications, Data Dictionary, and System Architecture may be approved by the PENCOM Lead Architect and the CCSI Lead Architect. Minor changes to the Design Documents may be approved by the PENCOM Object Designer. This authority allows for keeping the documents accurate and allowing appropriate iterative refinement without undue bureaucracy. Each of these changes are logged through the normal DCR mechanism but require approval only by those listed above.

      3. Minor changes to implementation code and the database schema may be made by the engineer responsible for implementation of an object.

      4. Determination of whether a DCR is a Major or Minor change is determined by the PENCOM Lead Architect and the PENCOM Project Manager.

      5. PENCOM personnel enter the DCR into a problem tracking system. All management of the DCR schedule and status is controlled through a tracking spreadsheet controlled by the PENCOM Project Manager.


                                     1 - 10

      6. Each week all outstanding DCR's are reviewed by the PENCOM Project Manager, the PENCOM Lead Architect, and the CCSI Lead Architect. At that time DCR's are accepted, rejected, or are assigned a list of action items to be pursued. These action items are assigned to the appropriate personnel and are due the following review period. Decisions are made only after a DCR is complete. To be complete, a DCR must have the proposed changes to all controlled documents and have, if the DCR is considered major, an estimate of cost and schedule impact to the project.

      7. Once DCR's are approved, the affected documents are updated accordingly.


                                     1 - 11

                      Attachment 2 to Phase Three Amendment

June 30, 1995           Deadline for completion of application testing and
                        delivery of all items listed under Section III.A of Attachment 1 to the Amendment

September 30, 1995      Deadline for completion of integration testing and
                        delivery of all items listed under Sections III.B through III.I of Attachment 1 to the Amendment


                                      2 - 1

                      Attachment 3 to Phase Three Amendment

Response Deadlines
------------------
Severity Level One Problems (2)      1 Hour

Severity Level Two Problems          2 Hours

Severity Level Three Problems        the end of the next business day

----------
(2)   Severity levels are defined in Section I of Attachment I to the Amendment.


                                      3-1